Supplement dated December 14, 2023
to the following initial summary prospectus(es):
J.P. Morgan Multi-Asset Choice and J.P. Morgan Multi-Asset Choice New York dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Effective on February 1, 2024, the following underlying mutual fund is added as an investment option under the contract.
•
BlackRock Variable Series Funds, Inc. – BlackRock International Index V.I. Fund: Class I
Accordingly, Appendix: Underlying Mutual Funds Available Under the Contract is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Equity	BlackRock Variable Series Funds, Inc. – BlackRock International Index V.I. Fund: Class I Investment Advisor: BlackRock Advisors, LLC	0.27%*	-14.35%	1.53%	4.40%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
ISP-0730